The Lord Abbett Family of Funds1

Supplement dated September 12, 2019

to the Statements of Additional Information

References throughout the Funds’ statements of additional information are amended to reflect the following changes in the composition of the Boards of Directors/Trustees of the Funds (collectively, the “Board”) as of the applicable date indicated below:

  At a meeting held on August 26, 2019, shareholders elected Charles O. Prince to serve on the Board of the Funds, with the exception of Credit Opportunities Fund. The Board appointed Mr. Prince to serve on the Board of Credit Opportunities Fund, which was not part of the recent proxy solicitation, effective September 12, 2019. Mr. Prince will be deemed to be an independent Director/Trustee of the Funds. Mr. Prince will serve on the Contract, Nominating and Governance, and Audit Committees. The following information about Mr. Prince is added to the Funds’ statements of additional information effective September 12, 2019:

Name, Address, and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During Past Five Years
Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Director/Trustee since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc.

Other Directorships: Currently serves as director of Johnson & Johnson (2006–Present). Previously served as director of Xerox Corporation

(2008–2018).

Qualifications of Board Members

Independent Board Members:

  Charles O. Prince. Financial services industry experience, chief executive officer experience, legal and regulatory experience, entrepreneurial background and corporate governance experience.

Please retain this document for your future reference.

[1]	When used in this supplement, the term the “Fund” refers to each of the Lord Abbett Funds